Comparative Figures	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Comparative Figures
COMPARATIVE FIGURES

Certain comparative figures have been reclassified to comply with current period presentation. Acquisition-related expenses of $10 million in 2015 were previously included in other income, net of expenses, on the consolidated statement of earnings and have been reclassified to operating expenses (Note 27). Related-party transactions for the sale of energy from the Waneta Expansion to FortisBC Electric totalling $30 million in 2015 were previously eliminated on consolidation. Fortis no longer eliminates related-party transactions between non-regulated and regulated entities in accordance with accounting standards for rate-regulated entities and, as a result, revenue and energy supply costs each increased by $30 million (Note 5).